UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2020

Ashland Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive
Wilmington, DE 19808
(Address of Principal executive offices)
(Zip Code)

(302) 995-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 7.01.  Regulation FD Disclosure

In connection with the private offering of the Notes (as defined below) described under Item 8.01 of this Current Report on Form 8-K, Ashland Global Holdings Inc. (“Ashland”) is disclosing the following information to certain potential investors in a preliminary offering memorandum dated January 7, 2020:

As previously disclosed, during the first quarter of fiscal 2020, Ashland undertook a scheduled catalyst changeover at Ashland’s Lima, Ohio manufacturing facility, which is part of Ashland’s Intermediates and Solvents business segment. Due to unexpected maintenance work discovered during the changeover, the facility was non-operational for longer than anticipated. As a result, EBITDA for the Intermediates and Solvents business for the first quarter of fiscal 2020 is expected to be a loss of approximately $7 million to $9 million. Following the catalyst changeover, normal operations at the facility resumed. Ashland defines “EBITDA” as net income (loss), plus income tax expense (benefit), net interest and other financing expenses, and depreciation and amortization.

The above statement regarding Ashland’s expectations for the impact of the Lima changeover on Ashland’s EBITDA for the first quarter of fiscal 2020 is a forward-looking statement within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements.  For a further description of the risks and uncertainties that could cause actual results to differ from those stated in these forward-looking statements, as well as risks relating to Ashland’s business in general, see “Forward-Looking Statements” below.

The information in this Item 7.01 of Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section. The information in this Item 7.01 of Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01. Other Events.

Proposed Notes Offering

On January 7, 2020, Ashland announced that its indirect, wholly owned subsidiary, Ashland Services B.V., has commenced a proposed offering (the “Notes Offering”) of €500 million (approximately $560 million) aggregate principal amount of senior euro-denominated notes (the “Notes”). The Notes will be senior unsecured obligations of Ashland Services B.V.

The Notes will initially be guaranteed on an unsecured basis by each of Ashland and Ashland LLC, a wholly owned subsidiary of Ashland (together, the “Guarantees”).

Ashland intends to use the net proceeds of the Notes Offering (after deducting initial purchasers’ discounts and other fees and expenses), together with other funds of Ashland LLC or its subsidiaries, to consummate the Tender Offers (as defined below) and pay fees and expenses associated therewith. The Notes Offering is not conditioned on the completion of the Tender Offers.

The Notes will be offered in the United States to (i) qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes and the Guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States or to U.S. persons without registration under the Securities Act or the securities laws of any other jurisdiction or an applicable exemption from the registration requirements.

A copy of the news release announcing the commencement of the Notes Offering is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Concurrent Tender Offers

On January 7, 2020, Ashland announced the commencement of cash tender offers (the “Tender Offers”) for (i) Ashland LLC’s outstanding 4.750% Senior Notes due 2022 (the “2022 Notes”) (CUSIP No. 044209AF1/044209AN4) and (ii) Hercules LLC’s outstanding 6.600% Debentures due 2027 (the “2027 Debentures”) (CUSIP No. 427056AR7), Ashland LLC’s outstanding 6.875% Senior Notes due 2043 (the “2043 Notes”) (CUSIP No. 044209AM6) and Hercules LLC’s outstanding 6.500% Junior Subordinated Debentures due 2029 (the “2029 Debentures” and, together with the 2027 Debentures and the 2043 Notes, the “Waterfall Notes”) (CUSIP No. 427056AU0/427056BC9), including those 2029 Debentures held as components of CRESTSSM Units. The tender of the Waterfall Notes is subject to the order of priority and proration provisions set forth in the Offer to Purchase. The 2022 Notes and the Waterfall Notes are together, the “Existing Notes.”  The Tender Offers are being made by the respective Ashland subsidiaries that issued the relevant series of Existing Notes.

The Tender Offers are being made upon the terms and conditions in the Offer to Purchase and related Letter of Transmittal dated January 7, 2020.  The Tender Offer for the 2022 Notes is for the purchase of 2022 Notes having an aggregate purchase price of up to $575 million (excluding accrued and unpaid interest).  The Tender Offers for the Waterfall Notes are for the Waterfall Notes having an aggregate purchase price of up to $250 million (excluding accrued and unpaid interest).

A copy of the news release announcing the commencement of the Tender Offers is hereby incorporated by reference and attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
(d)	Exhibits
99.1	News Release relating to the Notes Offering dated January 7, 2020.
99.2	News Release relating to the Tender Offers dated January 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Form 8-K contains forward-looking statements.  Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology.  In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications.  These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances.  These statements include, but may not be limited to, statements about the potential Notes Offering and the use of proceeds therefrom, including in connection with the Tender Offers, and the Tender Offers, including how Ashland will conduct and finance the Tender Offers. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov.  Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved.  Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC. (Registrant)

Date: January 7, 2020	By:	/s/ J. Kevin Willis
		Name:	J. Kevin Willis
		Title:	Senior Vice President and Chief Financial Officer